Exhibit 99.1

News Release	Contact:

For Immediate Release	James J. Hyland, VP Investor Relations
(636) 534-2369
Email: investor.relations@tlcvision.com
TLCVision Responds to FDA Announcement
of Warning Letters Issued to LASIK Facilities
ST. LOUIS, MO, October 15, 2009: TLCVision Corporation (NASDAQ:TLCV; TSX:TLC), North America’s premier eye care services company, today responded to a Food and Drug Administration (FDA) announcement regarding warning letters issued to LASIK facilities.
James B. Tiffany, President and Chief Operating Officer of TLCVision, commented, “Over the course of the last 4 months, six TLCVision refractive surgery centers were inspected by the FDA. This was a limited, directed inspection and assessment of the firm’s compliance with statutory reporting requirements.
We continue to seek clarification from the FDA on the recently issued warning letters. However, the FDA investigators, issued no objectionable or adverse findings at the centers in which we received their establishment inspection reports. One center was noted to need additional written procedures as outlined in a letter received from the FDA on August 20, 2009. On September 4, 2009, we responded to the FDA that we have already begun the process to enhance our existing reporting procedures in that center.
Neither the inspection nor the observations from the inspection related to device safety or efficacy of the LASIK procedure. TLCVision’s ongoing commitment to clinical services, quality assurance and patient outcomes remain unparalleled as the industry leader.”
Forward-Looking Statements
This press release contains certain forward-looking statements within the meaning of Section 27A of the U.S. Securities Act of 1933, Section 21E of the U.S. Securities Exchange Act of 1934 and Canadian Provincial Securities Laws, which statements can be identified by the use of forward-looking terminology, such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” “predict,” “plans” or “continue” or the negative thereof or other variations thereon or comparable terminology referring to future events or results. We caution that all forward-looking information is inherently uncertain and that actual results may differ materially from the assumptions, estimates or expectations reflected in the forward-looking information. A number of factors could cause actual results to differ materially from those in forward-looking statements, including but not limited to economic conditions, the level of competitive intensity for laser vision correction, the market acceptance of laser vision correction, concerns about potential side effects and long term effects of laser vision correction, the ability to maintain agreements with doctors on satisfactory terms, quarterly fluctuation of operating results that make financial forecasting difficult, the volatility of the market price of our common shares, profitability of investments, successful execution of our direct-to-consumer marketing programs, the ability to open new centers, the reliance on key personnel, medical malpractice claims and the ability to maintain adequate insurance therefore, claims for federal, state and local taxes, compliance with industry regulation, compliance with U.S. and Canadian healthcare regulations, disputes regarding intellectual property, many of which are beyond our control.

Therefore, should one or more of theses risks materialize, or should assumptions underlying the forward-looking statements prove incorrect, actual results may vary significantly from what we currently foresee. Accordingly, we warn investors to exercise caution when considering any such forward-looking information herein and to not place undue reliance on such statements and assumptions. We are under no obligation (and we expressly disclaim any such obligation) to update or alter any forward-looking statements or assumptions whether as a result of new information, future events or otherwise, except as required by law.
See the Company’s reports filed with the Canadian Securities Regulators and the U.S. Securities and Exchange Commission from time to time for cautionary statements identifying important factors with respect to such forward- looking statements, including certain risks and uncertainties, that could cause actual results to differ materially from results referred to in forward-looking statements. TLCVision assumes no obligation to update the information contained in this press release.
About TLCVision
TLCVision is North America’s premier eye care services company, providing eye doctors with the tools and technologies needed to deliver high-quality patient care. Through its centers’ management, technology access service models, extensive optometric relationships, direct to consumer advertising and managed care contracting strength, TLCVision maintains leading positions in Refractive, Cataract and Eye Care markets. Information about vision correction surgery can be found on the TLC Laser Eye Centers’ website at www.tlcvision.com.

2